SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

VYREX CORPORATION

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VYREX CORPORATION
2159 Avenida de la Playa
La Jolla, CA 92037
(858) 454-4446

April 30, 2002

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders, which will be held on Monday, June 10th, 2002 at 10:00 a.m., at the Sea Lodge Hotel, 8110 Camino del Oro, La Jolla, California 92037.

The enclosed materials include a copy of our 2001 Annual Report as filed with the Securities and Exchange Commission, the Proxy Statement for our annual meeting, a proxy card and a postage paid return envelope. After reading the Proxy Statement, please mark, date, sign and return, at an early date, the signed proxy card in the enclosed prepaid envelope addressed to Chase/Mellon Stockholder Services, our agent, to ensure that your shares will be represented at the meeting.

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON.

The Board of Directors and Management look forward to seeing you at the meeting.

Sin	cerely yours,

G.	Dale Garlow
Pre	sident and Chief Executive Officer

VYREX CORPORATION

Notice of Annual Meeting of Stockholders
to be held June 10, 2002

The Annual Meeting of Stockholders of Vyrex Corporation (the “Company”) will be held at at the Sea Lodge Hotel, 8110 Camino del Oro, La Jolla, California 92037 on Monday, June 10th, 2002 at 10:00 a.m., for the following purposes:

1.	To elect five directors to the Board.

2.	To ratify the selection of J. H. Cohn LLP as the Company’s independent auditors.

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

The Board of Directors has fixed the close of business on April 30, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary’s office, 2159 Avenida de la Playa, La Jolla, California, 92037 for ten days prior to the meeting.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.

By	order of the Board of Directors,

G.	Dale Garlow
Pre	sident and Chief Executive Officer

April 30, 2002

VYREX CORPORATION

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Vyrex Corporation, a Nevada corporation (the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at the Sea Lodge Hotel, 8110 Camino del Oro, La Jolla, California, 92037 at 10:00 a.m. on June 10, 2002, and any adjournment thereof (the “Annual Meeting”). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot or the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominees for director listed in this Proxy Statement and FOR the approval of J. H. Cohn LLP as independent auditors described in the Notice of Annual Meeting and in this Proxy Statement. This Proxy Statement and the accompanying proxy and annual report are first being mailed to Stockholders on or about May 10, 2002.

Record Date and Shares Outstanding

Stockholders of record at the close of business on April 30, 2002 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on April 30, 2002, the Company had 8,492,867 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from the Company by contacting G. Dale Garlow at Vyrex Corporation, (858) 454-4446. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 24, 2002.

Quorum, Abstention, Broker Non-Votes

Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each matter. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the record date. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

Voting

Every stockholder voting at the election of directors may cumulate such stockholders votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates.

However, no stockholder shall be entitled to cumulate votes unless the candidates name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate the stockholder’s vote. There are no rights which will accrue to stockholders dissenting in any matter known to the Company to be raised at the Annual Meeting.

Solicitation

The Company is soliciting the enclosed Proxy and the expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees or the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company’s Common Stock.

IMPORTANT

Please mark, sign and date the enclosed proxy card and return it at your earliest convenience in the enclosed postage-prepaid envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s articles of Incorporation provide for a classified Board of Directors designated as Class I, Class II and Class III. After the initial term of office of each class, each class shall have a term of three years. At each annual meeting of stockholders thereafter, directors of one class could be elected to succeed the directors of that class whose terms have expired, and each newly elected director will serve a three-year term. While the Company is a Nevada corporation, it is currently classified as a pseudo-foreign corporation under California law based on the number of outstanding securities held of record by persons with addresses in California and the nature of its property, payroll and sales. Therefore, certain provisions of the California General Corporation Law are applicable to the Company, including that it cannot have a classified board of directors until it either (i) is listed on the New York or American Stock Exchange or on the National Market System of the Nasdaq Stock Market and has 800 stockholders, or (ii) is no longer a pseudo-foreign corporation pursuant to California law.

A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. The five nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum. The term of office of each person elected to be a director will continue until the next annual meeting of stockholders, or until a successor has been elected and qualified.

Each of the nominees has been nominated as a director by the Company’s Board of Directors. In the event any of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the balance of those named and such other nominees as the Board of Directors may select. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

Set forth below is information regarding the nominees including their principal occupations at present and for the past five years, certain directorships held by each, their ages as of April 30, 2002, and the year in which each became a director of the Company.

	Name and Principal Occupation at Present and for the Past Five Years; Directorships	Director Since	Age
Sheldon S. Hendler, Ph.D., M.D
Chairman of the Board and Director of Scientific Affairs
since 2000. Previous Chief Executive Officer of the
Company. Dr. Hendler was a founder of the Company and has served as Chairman of the Board of Directors since its inception in 1991. Dr. Hendler has written books on human aging and has published widely in biochemistry, virology, immunology, nutrition and cancer. Dr. Hendler is an inventor on several patents. Dr. Hendler is Clinical Professor of Medicine in the School of Medicine at the University of California, San Diego and an Attending Physician at Scripps Mercy Hospital in San Diego. He received his Ph.D. in Biochemistry from Columbia University and his M.D. from the University of California, San Diego.
		1991	65
G. Dale Garlow	President and Chief Executive Officer. Mr. Garlow has 35 years of experience in the pharmaceutical and biotech industry. He comes from Integra, LLC a company involved in the sales and marketing of pharmaceuticals, over-the-counter products, nutritionals, and medical devices. He currently serves on the Board of Directors of Nucleic Assays Corporation and DNA Technologies. Prior key executive positions include; President and CEO of FHC Corporation, President and CEO of Whiteworth/Towne Paulsen, and Regional Director of Administration and Distribution	2000	60
Richard G. McKee, Jr.	Managing General Partner of Dynamic Value Partners, Ltd., a Florida investment partnership specializing in small-cap stocks. Previously he served as a director and portfolio manager at Fundamental Management Corporation in Miami, Florida and as Vice President of First Equity Corporation of Florida, a regional investment banking firm.	2000	45

	Name and Principal Occupation at Present and for the Past Five Years; Directorships	Director Since	Age
Laurie A. Robinson	CEO and part owner of the Robinson Value Group Inc., an investment management business. Previously she served as a Psychotherapist in Private Practice in Santa Barbara, California, an advertising executive for Media Graphics, created and managed a line of women’s accessories, author of ‘Model Answers’, and as a television journalist on Prime Time Live, Johannesburg, South Africa.	2000	45
Tom K. Larson, Jr.
President and CEO of Accelerated Capital Funding, a start up company involved in raising capital for housing for Native Americans, Handicapped and Elderly Individuals. Previously Vice President, Finance and Administration and CFO of INAMED Corporation, a global surgical and medical device company. Previous positions included Vice President, Finance and CFO of a privately held specialty bed manufacturer, Vice President, Finance and CFO Revell Corporation, and held a number of key executive financial and administrative positions at Xerox Corporation. In addition he was an Equity Owner and Operation Officer of four separate corporations and is experienced in turnaround situations.
		2000	66

The Board of Directors recommends a vote FOR the director nominees listed above.

Board of Director Meetings

The Board of Directors held three meetings during the year ended December 31, 2001.

Committees

The Board of Directors includes a Compensation Committee and an Audit Committee.

The Members of the Compensation Committee are Richard G. McKee, Jr., Laurie A. Robinson and Tom K. Larson, Jr. The Compensation Committee held one meeting during 2001. The Compensation Committee’s functions are to assist in the administration of, and grant options under, the 1993 Stock Plan and to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company.

The members of the Audit Committee are Tom K. Larson, Jr. and Richard G. McKee, Jr. The Audit Committee was formed on April 11, 2001. The Audit Committee’s functions are to review the scope of the annual audit, monitor the independent auditor’s report, supervise the Company’s financial and accounting organization and financial reporting and nominate for stockholder approval at the annual meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed. One meeting was held during 2001.

Compensation of Directors

Outside directors of the Company will receive stock options for their services as directors. Directors are reimbursed for their expenses for each meeting attended.

Under the 1993 Stock Option Plan, non-employee directors were each awarded stock options during 2001 for a total of 165,000 options. The options were fully vested at the date of grant. Option exercise prices were granted at the market price on the date of grant.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 1, 2002 as to shares of Common Stock beneficially owned by (i) each of the Company’s directors and nominees for director, (ii) the Company’s executive officers named in the Summary Compensation Table set forth herein, (iii) the Company’s directors and executive officers as a group and (iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished to or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such options or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

Name and address of beneficial owner	Number of shares	Percent of class
Sheldon S. Hendler, Ph.D., M.D.(1)	1,814,420	21.4%
2159 Avenida de la Playa
La Jolla, CA 92037
G. Dale Garlow(2)	453,958	5.3%
Richard G. McKee, Jr.(3)	351,734	4.1%
Tom K. Larson, Jr.(4)	70,000	0.6%
Laurie A. Robinson(5)	50,000	0.6%
Directors and Executive Officers as a Group (5) persons)	2,740,112	32.0%

1.	Includes options to purchase 265,417 shares of common stock.
2.	Includes options to purchase 303,125 shares of common stock.
3.	Includes options to purchase 75,000 shares of common stock, 10,000 shares beneficially owned by Wendy J. McKee and voting rights of 75,973 shares controlled by Dynamic Value Partners, Ltd.
4.	Includes options to purchase 40,000 shares of common stock.
5.	Includes options to purchase 50,000 shares of common stock.

There are no arrangements known to the Company which may result in a change of control.

EXECUTIVE COMPENSATION

The following table sets forth the compensation for services to the Company in all capacities for the fiscal year ended December 31, 2001 by those persons who were, respectively, at December 31, 2001 the Company’s Chairman and the Company’s Chief Executive Officer (the “Named Officers”).

Summary Compensation Table

		Annual Compensation					Long-Term Comp. Awards
Name and Principal Position	Year	Salary($)		Bonus($)	Other Annual Comp.	Restricted Stock Awards	Securities Underlying Options(#)	LTIP Payouts	All Other Comp.
Sheldon S. Hendler	2001						150,000
Chairman	2000	—		—	—	—	—	—	—
	1999	$226,013	(1)	—	—	—	—	—	—
G. Dale Garlow	2001						150,000
Chief Executive Officer	2000	—		—	—	—	350,000	—	—

(1)	Consists of deferred pay. All deferred pay was forgiven January 11th 2000.

Pension and Long-Term Incentive Plans

The Company has no pension or long-term incentive plans.

STOCK OPTIONS

The following tables summarize option grants to and exercises by the Company’s Chief Executive Officer and the Named Officers during fiscal 2001. The Company does not grant Stock Appreciation Rights.

Option Grants in Fiscal Year 2001

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Sheldon S. Hendler	150,000	(1)	50%	$0.40	6/10/2006
Chairman
G. Dale Garlow	150,000	(2)	50%	$0.37	6/10/2011
Chief Executive Officer

(1)	Options are fully vested. The exercise price is based on 110% of the fair market value on the date the options were granted.

(2)	Options are fully vested. The exercise price is based on the fair market value on the date the options were granted.

Aggregated Options/SAR Exercises in Last Fiscal Year
and Fiscal year End Option/SAR Values

The following table sets forth information concerning exercise of options and the fiscal year end option values during the fiscal year 2001, with respect to the Company’s Chief Executive Officer and each of the named officers.
	Shares Acquired on Exercise(#)	Value Realized Market Price at Exercise less Exercise Price($)	Number of Unexercised Options/SAR’s at Fiscal Year-End(#)		Value of Unexercised In-The-Money Options/SAR’s at Fiscal Year-End($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Sheldon Hendler	0	0	265,417	14,583	0	0
G. Dale Garlow	0	0	303,125	196,875	0	0

Employment Agreements

The Company does not have any active employment agreements at this time.

Certain Relationships and Related Transactions

The Board is comprised of Sheldon S. Hendler Ph.D., M.D., as Chairman, G. Dale Garlow, Richard G. McKee, Jr., Laurie A. Robinson and Tom K. Larson, Jr. as directors.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied in 2001. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of J. H. Cohn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2002, subject to ratification by the stockholders. Representatives of J. H. Cohn LLP are expected to be present at the Company’s Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed to the Company by J. H. Cohn LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the company’s Quarterly Reports on Form 10-QSB for that fiscal year were $12,500.

Financial Information Systems Design and Implementation Fees

There were no fees billed by J. H. Cohn LLP for professional services rendered for information  technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

The aggregate fees billed by J. H. Cohn LLP for services rendered to the Company, other than the services described above under “Audit Fees”, for the fiscal year ended December 31, 2001 were $5,000.

The Board of Directors recommends a vote FOR Proposal 2.

Report of the Board of Directors

The Audit Committee has reviewed and discussed the financial statements with management. The Board has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

The Board has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

Based upon the Board’s discussions and reviews described above, the Board consents to the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

STOCKHOLDER PROPOSALS

No stockholder proposals were received.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Under Regulation Section 240.14a-8 adopted pursuant to Section 14(a) of the securities Exchange Act of 1934, stockholders who intend to submit proposals at the 2003 Annual Meeting must submit such proposals to the Company no later than January 31, 2003 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board in connection with that meeting. If the 2003 annual meeting is held on a date which is not within 30 days of June 12, then such proposals must be submitted a reasonable time before the Company begins to print and mail its proxy materials If a stockholder wishes to have a proposal considered at the 2003 Annual Meeting but does not utilize the process set forth in Regulation Section 240.14a-8, a stockholder proposal is not timely unless delivered to or mailed to the Secretary of the Company and received at the executive office of the Company no later than March 28, 2003.

ANNUAL REPORT

The Company’s Annual Report which includes audited statements for the Company’s fiscal year ended December 31, 2001, is being mailed with this Proxy Statement to stockholders of record on or about May 10, 2002. Any stockholder may request a copy of the Company’s 2001 Form 10-KSB by writing to G. Dale Garlow, President and CEO, Vyrex Corporation, 2159 Avenida de la Playa, La Jolla, CA 92037.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

By	order of the Board of Directors.

G.	Dale Garlow
Pre	sident and Chief Executive Officer

VYREX CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all other proxies previously given, hereby appoints Sheldon S. Hendler and G. Dale Garlow, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, all the shares of common stock of Vyrex Corporation held of record by the undersigned on April 30, 2002 at the Annual Meeting of Stockholders to be held on June 10, 2002 or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERTY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, PROXIES WILL VOTE ON THESE MATTERS AS THE PROXIES NAMED HEREIN MAY DETERMINE IN THEIR SOLE DISCRETION.

(Continued and to be signed on the reverse side)

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.	Please mark your vote as indicated in this example	X

1. Election of five Directors:		G. Dale Garlow, Sheldon S. Hendler, Ph.D., M.D., Richard G. McKee, Jr., Laurie A. Robinson, Tom K. Larson, Jr.

FOR all nominees listed (except as indicated to the right.)	WITHHOLD AUTHORITY to vote for all nominees listed	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
☐	☐

2. Proposal to ratify the selection of J.H. Cohn LLP as the Company’s independent auditors of the Company.	To transact such other business as may properly come before the Annual Meeting.

FOR AGAINST ABSTAIN
☐ ☐ ☐	Receipt of the Vyrex Corporation Proxy Statement and 10-KSB for the year ended December 31, 2001 is hereby acknowledged. Please vote my shares on the face of this proxy.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)                                                   Signature(s)                                             Date                           ,2002